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                                                                Exhibit 99.26(r)

                         Securian Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements

     WHEREAS, Securian Life Insurance Company ("Securian Life") has established a separate account to fund certain variable life insurance contracts; and

     WHEREAS, Securian Life Variable Universal Life Account ("Variable Universal Life Account") (333-132009) is a separate account of Securian Life which has been established for the purpose of issuing group variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable universal life insurance policies to be registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Securian Life, do hereby appoint Alfrieda B. Baldwin and Dwayne C. Radel, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Securian Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering policies of the Variable Universal Life Account for sale by that entity and Securian Life under the Securities Act of 1933; and b) registering the Variable Universal Life Account as a unit investment trust under the Investment Company Act of 1940.

     SIGNATURE                         TITLE                    DATE
     ---------                         -----                    ----
/s/Robert L. Senkler                   President, Chairman      July 5, 2006
---------------------------------      and Chief Executive
     Robert L. Senkler                 Officer

/s/Paul W. Anderson                    Director                 July 5, 2006
---------------------------------
     Paul W. Anderson

/s/Alfrieda B. Baldwin                 Director                 July 5, 2006
---------------------------------
     Alfrieda B. Baldwin

/s/James E. Johnson                    Director                 July 5, 2006
---------------------------------
     James E. Johnson

/s/Robert M. Olafson                   Director                 July 5, 2006
---------------------------------
     Robert M. Olafson


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
     SIGNATURE                         TITLE                    DATE
     ---------                         -----                    ----
/s/Dennis E. Prohofsky                 Director                 July 5, 2006
---------------------------------
     Dennis E. Prohofsky

/s/Dwayne C. Radel                     Director                 July 5, 2006
---------------------------------
     Dwayne C. Radel

/s/Gregory S. Strong                   Director                 July 5, 2006
---------------------------------
     Gregory S. Strong

/s/ Warren J. Zaccaro                  Director                 July 5, 2006
---------------------------------
    Warren J. Zaccaro